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[Logo]                                                                                                APPLICATION FOR PARTICIPATION
        MINNESOTA                                                                                 UNDER THE UNIVERSITY OF MINNESOTA
        MUTUAL LIFE                                                                                           OPTIONAL ANNUITY PLAN
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Pension Administration - 400 North Robert Street - St, Paul, Minnesota  55101-2098
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CONTRACTHOLDER                                                       CONTRACT NUMBER                    ROUTE TO:  19-3669

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NAME OF PARTICIPANT (First, Middle, Last)             / / Male       BIRTHDATE (Mo., Day, Year)         SOCIAL SECURITY NUMBER
                                                      / / Female
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PARTICIPANT'S ADDRESS (Street, City, State, Zip)

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BENEFICIARY DESIGNATION
NAME OF BENEFICIARY (GIVE FULL NAME)                                 RELATIONSHIP

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ALLOCATION
I elect to participate in the retirement annuity coverage available under the Optional Retirement Annuity Plan.  Such participation shall be to the extent authorized by present or future salary reduction agreements entered into for this specific purpose.
                            PLEASE SPECIFY PERCENTAGE ELECTED FOR EACH ACCOUNT.  TOTAL ELECTIONS MUST EQUAL 100%.
                              I.  JOINT GROUP ANNUITY
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                               GENERAL ACCOUNT (FIXED)
                                                                %
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                             II.  INDIVIDUAL ANNUITY SUB-ACCOUNTS
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                               STOCK           INDEX     AGGRESSIVE GROWTH          BOND
                                           %          %               %                        %
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                               MONEY MARKET              MORTGAGE SECURITIES        MANAGED ACCOUNT
                                           %                          %                        %
                              -----------------------------------------------------------------------

PLEASE NOTE:  ALL CONTRIBUTIONS WILL BE DEPOSITED INTO THE GENERAL ACCOUNT (FIXED) UNTIL THIS FORM IS COMPLETED AND RETURNED.
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SIGNATURE OF PARTICIPANT                                                            DATE OF APPLICATION
X
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IF THE ALLOCATION IS 100% GENERAL ACCOUNT (FIXED), IT IS NOT NECESSARY TO COMPLETE THE REMAINDER OF THE FORM.

INVESTMENT SUITABILITY - TO BE COMPLETED BY PARTICIPANT:  NASD rules require inquiry concerning the financial conditions of individuals applying under a variable annuity contract.  You are urged to supply such information in order for us to make an informed judgment as to the suitability of the investment for you.  You may choose not to provide this information, in which case, the Registered Principal will provide the data based upon information known by the Registered Principal.
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1) MARITAL STATUS   2) DEPENDENTS    3) CURRENT ESTIMATED        4) FACE AMOUNT OF   5)  OTHER RETIREMENT RESOURCES

   / / Single          / / Spouse       Family Income $_________    Life Insurance       / / Social Security  / / Pension Benefit

   / / Married         / / Children     Family Assets $_________  $________________      / / Insurance or Annuity Contracts

   / / Widowed      AGES:               Family Debt   $_________                         / / Other _______________________________
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/ / I HAVE PROVIDED THIS INFORMATION                   / / I DO NOT WISH TO PROVIDE THIS INFORMATION
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Would you like us to send you a Statement of Additional Information, referred to in the Prospectuses for the Variable Annuity
Account and the Series Fund?  / / Yes    / / No

I represent that the statements and answers in this application are full, complete, and true to the best of my knowledge.  I agree that they are to be considered the basis of any contract issued to me.  I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY ACCOUNT
PROSPECTUS AND A CURRENT PROSPECTUS FOR THE MIMLIC SERIES FUND, INC.  I UNDERSTAND THAT ALL PAYMENTS AND VALUES OF ANY CONTRACT
ISSUED, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR
AMOUNT.
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SIGNATURE OF PARTICIPANT                                                        DATE OF APPLICATION
X
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TO BE COMPLETED BY HOME OFFICE

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ACCEPTED BY REGISTERED PRINCIPAL                  DATE                          CONTRACT NUMBER

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87-9156 Rev. 6-87